Financial Instruments (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Balance of financial liabilities	$ 38	$ 78
Excess of financial assets over financial liabilities	$ 2,001
Financial instruments, description	The Company has excess of financial assets over financial liabilities in Euro and Yen in relation to US dollar of $3,198 and $437, respectively. An increase or decrease of 5% of the US dollar relative to the Euro or Yen would not have a significant effect on the Company.
Financial liabilities	$ 300